                                 EXHIBIT 10.46

                        RIGHT OF FIRST REFUSAL AGREEMENT
                                  (River Oaks)


      THIS RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") is made and entered into as of the 1st day of April, 1993, by and between INTERNATIONAL HEALTH CARE PROPERTIES XX, L.P., a Georgia limited partnership ("IHCP"), and WELCARE INTERNATIONAL MANAGEMENT CORPORATION, a Georgia corporation ("WelCare").

                              W I T N E S S E T H:

      WHEREAS, IHCP and Consolidated Resources Health Care Fund IV ("Fund IV") have consummated the transactions contemplated by that certain Purchase and Sale Agreement dated as of December 1, 1992, between American Health Care Associates, Inc. ("American Health") and Fund IV, as assigned by American Health to IHCP pursuant to that certain Assignment of Purchase and Sale Agreement dated as of January 15, 1993 (the "Purchase Agreement"), pursuant to which IHCP agreed to purchase from Fund IV and Fund IV agreed to sell to IHCP all of Fund IV's right, title and interest in and to certain real property and personal property comprising a nursing home facility known as River Oaks Nursing Center "Facility");

      WHEREAS, IHCP has engaged WelCare to manage the Facility pursuant to that certain Management Agreement dated as of April 1, 1993, between IHCP and WelCare;

      WHEREAS, IHCP and WelCare desire to provide for WelCare to have the right of first refusal to purchase the Facility, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, for and in consideration of TEN AND NO/100 DOLLARS ($10.00) cash in hand and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IHCP and WelCare hereby agree as follows:

      1. Definitions. Except as defined in this Agreement, capitalized terms shall have the meanings ascribed to such terms in the Purchase Agreement.

      2. Right of First Refusal.

            2.1 IHCP shall not sell, transfer, convey or otherwise dispose of the Real Property and the Personal Property (as defined in the Purchase Agreement), including without limitation the real property on which the Facility is located, as described on Exhibit "A" attached to the Purchase Agreement and incorporated herein by reference, and all other real, personal and intangible property located at the Facility or used in the business operated on the
  Facility (collectively, the "Property"), or any part thereof, without first offering the same to WelCare in accordance with the terms and provisions hereof.

            2.2 In the event IHCP (a) determines to sell the Property or any part thereof, (b) receives from a third party a bona fide offer to purchase the Property or any part thereof, which IHCP desires to accept, or (c) makes to a third party a bona fide offer to sell the Property or any part thereof, which such third party desires to accept, IHCP shall, prior to IHCP's sale of the Property or such part thereof, give to WelCare written notice of IHCP's intention to sell the Property or such part thereof, or of such offer, as applicable (herein called a "Notice of Offer"), identifying and setting out accurately and in detail the Property covered thereby (the "Notice Property"), the price and all of the conditions and terms of the proposed sale, including (in the event the Notice of Offer details an offer made by or to IHCP to or from a third party purchaser) the proposed purchaser and such purchaser's intended use of the Notice Property. In each event described above, IHCP agrees that WelCare shall have the primary right, at its election, to purchase the Notice Property for the price and on the terms specified in the Notice of Offer, which option shall be exercised by WelCare's giving written notice of exercise thereof to IHCP within thirty (30) days after WelCare's receipt of the Notice of Offer. In the event WelCare shall exercise the right to purchase the Notice Property, the sale and purchase of the Notice Property shall be closed within a reasonable time after exercise of such right and, in any event, within ninety (90) days after WelCare's notice to IHCP of its exercise of the right to purchase the Notice Property. If, however, WelCare does not elect within the time and in the manner above provided to exercise such option, then IHCP may, at any time within ninety (90) days after expiration of such thirty (30) day offer period, sell the Notice Property to any bona fide third party purchaser (in the event the Notice of Offer was not premised on an offer to or from a particular third party purchaser) or to the proposed purchaser identified in the Notice of Offer, if applicable, for the price and on the terms specified in the Notice of Offer, but any later sale, any sale of Property other than the Notice Property, any sale for a different price, any sale on different terms, or, if the Notice of Offer is premised on a third party offer, any sale to a different purchaser, must again be submitted to WelCare in a Notice of Offer as required above. If the Notice Property is sold by IHCP to a third party after WelCare has failed to exercise its right of first refusal with respect to such sale as herein provided, such third party purchaser shall take the Notice Property from IHCP free and clear of the rights of WelCare set forth herein, and in such event, WelCare agrees to execute such release or other instrument as may reasonably be requested by IHCP, but any part of the Property or interest therein which is retained or reserved by IHCP shall remain subject to the right of first refusal of WelCare under this Agreement.

            2.3 At the closing of such purchase of the Notice Property by WelCare pursuant to the right of first refusal contained herein, IHCP shall deliver to WelCare a properly executed and acknowledged general warranty deed with respect to the Notice

Property, subject only to such exceptions as may have been permitted in the Notice of Offer.

      3. Binding; Assignability. This Agreement shall constitute a covenant running with the land, and the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of IHCP, WelCare and their respective successors and assigns; provided, however, that WelCare may not assign this Agreement without the prior written consent of IHCP except to a subsidiary or affiliate of WelCare which is controlled by or under common control with WelCare.

      4. Notices. All notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, telecopied (transmission confirmed), or, if mailed (by first class mail with postage prepaid, return receipt requested), when received, addressed or telecopied, as the case may be, to the appropriate address or telecopier number set forth below:

            To WelCare:   WelCare International Management
                          Corporation
                          7000 Central Parkway
                          Suite 970
                          Atlanta, Georgia 30328
                          Attention: J. Stephen Eaton
                          Telecopy Number:  (404) 395-9776

            To IHCP:      International Health Care
                          Properties XX, L.P.
                          c/o BNA Corporate Center
                          404 BNA Drive, Suite 313
                          Nashville, Tennessee  37217
                          Attention: Jere M. Ervin
                          Telecopy Number:  (615) 399-0604

      Either party may change its address by giving notice to the other party as aforesaid.

      5. Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties hereto, and no prior oral or written, and no contemporaneous oral representations or agreements between the parties with respect to the subject matter of this Agreement shall be of any force and effect. Any additional amendments or modifications to this Agreement shall be of no force or effect unless in writing and signed by both WelCare and IHCP.

      6. Governing Law. This Agreement and all the terms and provisions and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia to the extent allowable (without regard to its rules of conflicts of laws).

      7. Captions and Headings. The captions and headings throughout this Agreement are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Agreement nor in any way affect this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement through their duly authorized representatives, as of the date first above written.


                                    "WELCARE":

                                    WELCARE INTERNATIONAL MANAGEMENT
                                    CORPORATION, a Georgia corporation


                                    By: /s/ Alan C. Dahl
                                        ---------------------------------
                                        Alan C. Dahl, Vice President



                                    "IHCP":

                                    INTERNATIONAL HEALTH CARE
                                    PROPERTIES XX, L.P., a Georgia
                                    limited partnership

                                    By:   International Health Care
                                          Associates XX, Inc., Its
                                          General Partner


                                    By: /s/ Jere M. Ervin
                                        ---------------------------------
                                        Jere M. Ervin,
                                        Executive Vice President


                         [ACKNOWLEDGMENTS ON NEXT PAGE]

STATE OF GEORGIA   ss.
                   ss.
COUNTY OF FULTON   ss.


      The foregoing instrument was acknowledged before me on the 1st day of April, 1993, by Alan C. Dahl, Vice President of WELCARE INTERNATIONAL MANAGEMENT CORPORATION, a Georgia corporation, on behalf of said corporation.


                                        /s/ Sondra M. Hicks
                                        ---------------------------------
                                        Notary Public

                                                                   [NOTARY SEAL]
My Commission Expires:

July 30, 1995


STATE OF GEORGIA   ss.
                   ss.
COUNTY OF FULTON   ss.


      The foregoing instrument was acknowledged before me on the 1st day of April, 1993, by Jere M. Ervin, Executive Vice President of International Health Care Associates XX, Inc., the General Partner of INTERNATIONAL HEALTH CARE PROPERTIES XX, L.P., a Georgia limited partnership, on behalf of said limited partnership.


                                        /s/ Sondra M. Hicks
                                        ---------------------------------
                                        Notary Public

                                                                   [NOTARY SEAL]
My Commission Expires:

July 30, 1995

                                 SCHEDULE 10.46


      CHMC has entered into agreements substantially identical to Exhibit 10.46 as follows:

      1. Right of First Refusal Agreement dated April 30, 1991 with International Health Care Properties VII & VIII, L.P. for Red Boiling Springs, Tennessee facility.

      2. Right of First Refusal Agreement dated May 1, 1991 with International Health Care Properties VII & VIII, L.P. for Clarkston, Washington facility.

      3. Right of First Refusal Agreement dated August 22, 1991 with International Health Care Properties VI, L.P. for Albuquerque, New Mexico facility.

      4. Right of First Refusal Agreement dated May 31, 1991 with International Health Care Properties IX, L.P. for Roscommon, Michigan facility.

      CHPC has entered into agreements substantially identical to Exhibit 10.46 as follows:

      5. Right of First Refusal Agreement dated August 1, 1994 with International Health Care Properties XXVII, L.P. for Olathe, Kansas facility.

      6. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Fort Worth, Texas facility.

      7. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Orofino, Idaho facility.

      8. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Pinewood, Idaho facility.

      9. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Libby, Montana facility.

      10. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Union, Mississippi facility.

      11. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Natchez, Mississippi facility.

      12. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Winona, Mississippi facility.

      13. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Starkville, Mississippi facility.

      14. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for McComb, Mississippi facility.

      15. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Franklinton, Louisiana facility.

      16. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Bossier City, Louisiana facility.

      17. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Ferriday, Louisiana facility.

      18. Right of First Refusal Agreement dated as of January 1, 1997 with EBT for Hiawatha, Kansas facility.